Sterne Agee
Financial Services Symposium
February 9, 2009

Discussion Topics

▪	Company Profile and Business Focus

▪	Key 2008 Business Priorities

▪	Highlights of 2008

▪	Credit Quality

▪	Key 2009 Business Priorities

Company Profile

NewAlliance is a regional community bank with a significant southern New England presence:

▪	Approximately $8.3 billion in assets and $4.4 billion in deposits;

▪	89 branches in Connecticut and Massachusetts;

▪	Among banks headquartered in New England, ranked 4th by asset size and ranked 3rd by market capitalization;

▪	Balance sheet growth driven by strong sales culture and acquisitions;

▪	Strong credit quality with total delinquencies (30 days +) of 1.22%;

▪	Strong capital - - Tier 1 risk based capital of 18.7%.

Building the NewAlliance Franchise

MAP

Executive Management Team

Name	Title	Years in Industry	Prior Experience

Peyton R. Patterson	Chairman, President & Chief Executive Officer	27	Dime Bancorp (NY) Chemical Bank/Chase Manhattan (NY) CoreStates Financial Corp. (PA)

Merrill B. Blanksteen	Executive Vice President, Chief Financial Officer & Treasurer	32	American Savings Bank (FL) AmeriFirst Bank (FL)

Gail E.D. Brathwaite	Executive Vice President & Chief Operating Officer	30	Dime Bancorp (NY)

Donald T. Chaffee	Executive Vice President & Chief Credit Officer	37	Dime Bancorp (NY) Chase Manhattan Bank (NY)

Diane L. Wishnafski	Executive Vice President, Consumer & Business Services	34	Dime Savings Bank of Wallingford (CT) First Bank (CT) Connecticut Bank & Trust Co. (CT)

Mark Gibson *	Executive Vice President Chief Marketing Officer	25	BBVA/Compass Bank (AL) John Ryan Company (CT)

Koon-Ping Chan	Executive Vice President & Chief Risk Officer	31	Dime Bancorp (NY) Chase Manhattan Bank (NY)

*Joining NAL 2-18-09

2008 Business Priorities

PRIORITY:	Focus on profitable organic balance sheet growth;
PRIORITY:	Maintain vigilant risk management focus;
PRIORITY:	Invest in technology and breadth of business capabilities;
PRIORITY:	Deploy capital opportunistically.

Consolidated Statements of Income

	Twelve Months Ended
	December 31,
(In millions) (Unaudited)	2008	2007		Variance

Interest and dividend income	$399.2	$403.3		(1.0)%
Interest expense	209.1	228.2		(8.4)%
Net interest income before provision	190.1	175.0		8.6%
Provision	13.4	4.9		173.5%
Net interest income after provision	176.7	170.1		3.9%
Total non-interest income	55.9	31.2	(1)	79.2%
Total non-interest expense	166.6	162.4	(2)	2.6%
Income before income taxes	66.0	38.9	(3)	69.7%
Income tax provision	20.7	15.1	(4)	37.1%
Net income	$45.3	$23.8	(5)	90.3%

Basic and Diluted EPS	0.45	0.23
Net interest margin	2.61%	2.48%

Proforma 12/31/07 Data:
(1) $59.5 million before net loss on sale of restructured securities
(2) $164.9 million before merger and related costs
(3) $64.6 million before net loss on sale of restructured securities and merger related costs
(4) $18.7 million  before charitable contribution valuation allowance adjustment
(5) $45.9 million before net loss on sale of restructured securities, merger related costs & charitable contribution valuation allowance adjustment

Highlights of 2008

Priority	Performance Against Goals
Focus on profitable organic balance sheet growth:
▪ Total deposits up 2% year over year; core deposits up 16%;

▪ Savings accounts up 19% over ’07;

▪ Total loans up 5% from ’07,  mostly from residential mortgages;

▪ NIM improved 13 bps from a year ago to 2.61%;

▪ Loan originations up 16% from 2007;

▪ Loan to deposit ratio improved to 112% from 114% at June ‘08.

Loan Originations

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Year End Loan Balances

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Year End Deposit Balances

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Deposit Pricing Trends

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2008 Year End Highlights

Priority	Performance Against Goals
Maintain vigilant risk management focus:	▪ Total delinquencies of 122 bps; ▪ Non-performing loans to totalloans at 77 bps; ▪ Net charge-offs of 15 bps; ▪ Adequate reserve coverage at 101 bps.
▪ Accelerated account monitoring; ▪ Introduced credit scoring on commercial loan portfolio.

2008 Year End Highlights

Priority	Performance Against Goals
Invest in technology and breadth of business capabilities:	▪ Expanded Internet sales channel; ▪ Converted to imaged statements and offered e-statements; ▪ Introduced Cash Rewards Program; ▪ Upgraded branch platform.

2008 Year End Highlights

Priority	Performance Against Goals
Deploy capital opportunistically:
▪ Twice “well capitalized” regulatory benchmark;
o Tier 1 capital 11.1%;
o Tier 1 risk-based capital of 18.7%;
▪ Repurchased 1.7 million shares at average price of $12.33.
▪ Did not apply for the TARP since it wouldhave:
o Restricted share repurchases;
o Restricted dividend increases;
o Diluted current shares through grant of warrants;
o Reduced EPS & ROE.

2008 Year End Stock Price Performance

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Credit Quality

2008 Credit Quality vs. Peers

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Residential Portfolio Snapshot
December 31, 2008

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Residential Portfolio Score Distribution
December 31, 2008

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Residential Mortgage
FICO/LTV/Volume Matrix
December 31, 2008

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Home Equity Portfolio Snapshot
December 31, 2008

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Total CRE Portfolio Snapshot
December 31, 2008

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CRE Portfolio Snapshot
December 31, 2008

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Residential Development Portfolio Snapshot
December 31, 2008

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C&I Portfolio Snapshot
December 31, 2008

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C&I Portfolio Snapshot
December 31, 2008

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2008 Net Charge-offs by Category

($s in thousands)	Portfolio size	Charge-offs	B.P.
Residential	2,546,018	598	2
Consumer	737,005	956	13
Residential Development	47,700	4,213	883
Other Commercial Construction	95,910	0	0
Commercial Real Estate	1,077,200	651	6
C&I	458,952	884	19
Total	4,962,785	7,302	15

Investment Portfolio
December 31, 2008

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Gap Report December 2008

TABLE

Outlook for 2009

Outlook for 2009

NewAlliance enters 2009 with a strong balance sheet and healthy capital levels.  This places us at a competitive advantage to grow the franchise and to focus on the core earnings of the company.

Our priorities in 2009 will be to:

▪	Strengthen the margin;
▪	Build “core” fee income momentum;
▪	Maintain flat expenses;
▪	Aggressively manage credit quality;
▪	Seize opportunities to grow the franchise.

Outlook for 2009

Priority:	STRENGTHEN THE MARGIN:

Key Tactics:	▪ Seize opportunities to originate mortgages at favorable spreads; ▪ Use pricing power to improve commercial loan yields; ▪ Accelerate core deposits; ▪ Reduce cost of deposits.

Outlook for 2009

Priority:	BUILD “CORE” FEE INCOME:

Key Tactics:	▪ Increase depositor service charge income; ▪ Accelerate loan servicing income from sale of fixed rate residential loans; ▪ Expand Wealth Management fee revenues.

Outlook for 2009

Priority:	AGGRESSIVELY MANAGE CREDIT QUALITY:

Key Tactics:	▪ Continue heightened account monitoring; ▪ Routinely update FICO scores and LTV ratios; ▪ Conduct routine drill-downs on high risk segments of portfolio; ▪ Ensure adequate collections staffing.

Outlook for 2009

Priority:	MAINTAIN FLAT EXPENSES:

Key Tactics:	▪ Offset higher regulatory costs (e.g. FDIC); ▪ Implement process improvements; ▪ Execute on bank-wide sourcing project.

Outlook for 2009

Priority:	SEIZE OPPORTUNITIES TO GROW THE FRANCHISE:

Key Tactics:	▪ Leverage consumers’ “flight to safety” to capture market share; ▪ Acquire banks that provide EPS accretion; ▪ Seize opportunities to purchase regional branch divestitures.

Organizational Strengths

▪	Management depth
▪	Strong sales culture
▪	Risk management; Strong asset quality
▪	Regulatory compliance
▪	Disciplined acquirer and integrator
▪	Capital management

Disclaimer & Forward-Looking Statements

Statements in this document and presented orally at the conference, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Actual results also may differ based on the Company’s ability to successfully maintain and integrate customers from acquisitions.

The Company intends any forward-looking statements to be covered by the Litigation Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions.  Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made.

The Company’s capital strategy includes deployment of excess capital through acquisitions.  The Company’s results reported above reflect the impact of acquisitions completed within the periods reported.  Past and future acquisitions are expected to continue to impact the Company’s results in future periods.